UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 28, 2017

Midland States Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

KPMG LLP was previously the principal accountants for Midland States Bancorp, Inc. (the “Company”).  On March 28, 2017, KPMG LLP was dismissed as the Company’s independent registered public accounting firm, following the completion of a competitive review process to determine the Company’s independent registered public accounting firm.  The decision to change accountants was approved by the Audit Committee of the Board of Directors.

The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2016, and the subsequent interim period through March 28, 2017, there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of such disagreements, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures.  A copy of KPMG’s letter is attached as Exhibit 16.1 hereto.

On March 28, 2017, the Audit Committee engaged Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  During the years ended December 31, 2016 and 2015, and the subsequent interim period through March 28, 2017, neither the Company nor anyone acting on its behalf has consulted with Crowe Horwath regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2017	MIDLAND STATES BANCORP, INC.

	By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from KPMG LLP